Exhibit 99.2

The Carphone Warehouse Group PLC Preliminary Results for the year to March 2009 5 June 2009

Agenda FY08/09 Highlights and Demerger Charles TalkTalk Group Charles Best Buy Europe Roger 2009 Financials and 2010 Guidance Roger

FY08/09 highlights

Financial highlights

- 2009 results in line with expectations
- Headline EPS 12.6p (after SAC accounting policy change)
- Effective net debt £182m with banking facilities of £925m

TalkTalk Group

- 78% of TalkTalk broadband subscribers now on the TalkTalk network with over 1,700 exchanges fully-unbundled.
- Significant backhaul capacity and an optimal core network
- Significant improvement in TalkTalk customer services and churn sharply reduced
- Integration of AOL
- Continued growth in broadband base with underlying net growth of 186,000
- Agreement to acquire Tiscali for £236m

THE Carphone Warehouse

TalkTalk Group

FY08/09 highlights continued Best Buy Europe Disposal of 50% of Retail and Distribution business to Best Buy Substantial widening of retail product offering and continued strong growth in connections “Big Box” launch on schedule for spring 2010 Group highlights Continued investment in Virgin Mobile France Reorganisation of Group for demerger preparation Progress made for separate banking facilities for demerger

Demerger the preferred option... 50% owned Consumer cyclical business Entering big box investment phase 100% owned High visibility subscription business Significant cash generation ahead Close to finalising facilities for Best Buy Europe UKLA agreed listing for Best Buy Europe We expect full demerger either March 2010 or July 2010 ...and clear progress being made for a demerger at latest by July 2010

Group today consists of four distinct assets TalkTalk Group Best Buy Europe Virgin Mobile France Freehold property CPW Group PLC 100% 50% 48.5% 100%

Listings post demerger TalkTalk Group PLC Best Buy Europe Virgin Mobile France Freehold property 48.5% 100% Carphone Warehouse II PLC 100% TalkTalk Group 100% Primary listing Secondary listing 50%

TalkTalk Group

FY08/09 TalkTalk Group highlights Revenue £1,385m (FY08: £1,424m) Broadband base increased to 2.8m (ARPU up 3% to £22.65) Non-broadband base declined as expected to 1.1m (ARPU up 18% to £20.93) EBITDA up 56% to £181m and EBIT up 80% to £124m 78% of broadband base now unbundled Over 1,700 fully-unbundled exchanges Broadband net growth of 93,000 subscribers (after AOL base clean-up of 93,000) Strong cash flow generation in recent months

TalkTalk Group’s revenue growth Organic growth enhanced by acquisition opportunities over the last 4 years Future growth through Tiscali...MVNO...Content Guidance TalkTalk Group Tiscali 0 200 400 600 800 1000 1200 1400 1600 1800 2006 2007 2008 2009 2010E £m

Broadband base on our own network Substantial cost savings with customers migrated onto our own network Highly efficient unbundled network infrastructure 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Customers on our network

Broadband customer base growth June 09 incl. Tiscali March 08 March 07 Sept 06 0 500 1000 1500 2000 2500 3000 3500 4000 4500 (000s)

EBITDA (post SAC & marketing costs) Guidance incl. Tiscali 0 50 100 150 200 250 2007A 2008A 2009A 2010E EBITDA £m 0% 2% 4% 6% 8% 10% 12% 14% 16% EBITDA % of revenue

EBITDA less capex as a % of revenue Guidance incl. Tiscali -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 2007A 2008A 2009A 2010E EBITDA less capex % revenue

EBIT margin growth Restated for SAC policy change -20 0 20 40 60 80 100 120 140 2006 2007 2008 2009 £m -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% EBIT Margin

Broadband market share gain for the last 4 Quarters Source: Company *Calendar quarters 0 10 20 30 40 50 60 70 80 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Broadband net adds 0% 5% 10% 15% 20% 25% 30% Broadband net adds market share Broadband net adds Net adds market share

TalkTalk Group regulatory position LLU pricing review MPF Changes in line with our expectations No impact on FY10 Group financial guidance Next Generation Access Digital Rights Digital Britain

UK broadband market share post Tiscali acquisition as at March 2009 Source: Latest disclosed market share data at 31 March 2009 *Also includes SME bases excludes wholesale (25.5% including wholesale) 24.4% TalkTalk Group, 16.1% BT Retail, 27.3% Tiscali, 8.3% Virgin Media, 22.8% O2/Be, 2.3% Others, 5.6% Orange, 5.6% Sky, 12.0%

Tiscali deal synergies

- **Customer migration**
  - 50% of Tiscali UK base is unbundled today, compared to 78% of TalkTalk's base
  - Within 24 months, it's expected that over 80% of the enlarged TalkTalk customer base will be on single unbundled network
  - Margin improvement from migration of much of Tiscali's 'off-net' customer base over time
- **Network integration and simplification**
  - Reduced backhaul costs
  - Core Network rationalisation
  - Individual exchange efficiencies
- **Billing integration**
  - Migrate Tiscali customer base onto TalkTalk's own billing and customer relationship platform

THE Carphone Warehouse
TalkTalk Group

Best Buy Europe

FY08/09 Best Buy Europe highlights Revenues up 15% to £3,563m 9% growth from currency impact Strong connections growth and wider product mix Like-for-like revenue growth of 7.9% (1.1% at constant currencies) EBIT margin declined from 4.9% to 2.8% Impact of wider product mix Market share gains in declining handset market Strong cash generation in the last quarter

What Best Buy Europe has achieved Continued strong connections growth in declining handset market Total connections up 8% to 12.5m Subscription connections up 8% to 4.8m Widening product mix and upgraded stores portfolio Wider product mix introduced including broadband, laptop and laptop accessories, gaming and audio products Initial “Wireless World” stores achieving strong performance 40 “wireless” refits planned for the year ahead Good progress on Big Box Improved relationships with networks and vendors

Revenue growth CAGR over 4 years 13.3% 0 500 1000 1500 2000 2500 3000 3500 4000 2006 2007 2008 2009 £m

Best Buy Europe EBIT Margin Decline in EBIT due to: Aggressive market share gain and driver of top line growth Product diversification Full year of historic cost base and depreciation charge Restated for SAC policy change 0 20 40 60 80 100 120 140 160 180 2006 2007 2008 2009 £m 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% EBIT Margin

Best Buy Mobile – strong performance year-on-year Source: Company 0 1,000 2,000 3,000 4,000 5,000 6,000 FY07 FY08 FY09 FY10E Connections 000s

“Big Box” on schedule to launch spring 2010

Big Box update UK rental market fallen sharply Multi-channel strategy Best Buy Europe Board signed off on 4/5 leases First store openings in spring 2010 Best Buy Management team and employees recruited

Multichannel, multiformat approach

FY08/09 Financials and FY09/10 Guidance

TalkTalk Group performance (164) (126) SAC and marketing 4.8% 9.0% EBIT % 69 124 EBIT (47) (57) Depreciation and amortisation 116 181 EBITDA 280 307 EBITDA pre SAC and marketing 312 296 Business 1,112 1,089 Residential 1,424 1,385 Revenue 2008 Restated 2009 £m

TalkTalk Group KPIs – excluding Tiscali £20-£21 £20.93 Non-broadband ARPU +3-5% Push new services £296m Opal B2B revenue £23-£24 mix effect growing TT base Boosts £22.65 (ave.FY09) Broadband ARPU Declining slower rate 1.7m to 1.1m Non-broadband base 125,000-175,000 93,000 (post AOL adjustment) Broadband net adds Flat year-on-year £1.4bn Total revenue 2010 guidance 2009A

TalkTalk Group actual FY09 vs. guidance FY10 (ex Tiscali) 22.2% 9.1% 13.1% 4.1% 9.0% 7.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% EBITDA pre SAC and marketing SAC and marketing EBITDA Depreciation EBIT Capex % of sales FY09A FY10E

Other items -2p EPS loss -1p EPS loss EPS impacted growth initiatives VMF and Big Box 914m 914m 892m shares net of EBT Shares in issue £30 to £40 £8m to £10 loss £31m £8m loss Associate income (post tax) Best Buy Europe Virgin Mobile France £5m-£10m £10m PLC costs 2010 guidance 2009A

Best Buy Europe performance (1) - Joint ventures (723) (845) SG&A 4.9% 2.8% EBIT % 151 101 EBIT (65) (87) Depreciation and amortisation 217 188 EBITDA 940 1,033 Gross margin 3,091 3,563 Revenue 2008 Restated 2009 £m

Best Buy Europe KPIs 1-2% due to new format stores Up 7% at 131K sqm New space 0% to -3% (flat at constant currency) 7.9% (1.1% constant currency) LFL revenue Flat year-on-year 12.5m Connections 2010 guidance 2009A 5000 6000 7000 8000 9000 10000 11000 12000 13000 FY07A FY08A FY09A FY10E Connections (000s)

Best Buy Europe profitability Guidance: FY10 to have full year of recent GM% decline Currency vs. market share Cost efficiency programme and Best Buy Mobile profits to offset GM effect 29.0% 23.7% 2.4% 2.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Gross margin SG&A Depreciation EBIT % of sales FY09A FY10E

Best Buy Europe – other P&L items 3% £12m Interest c.£20m losses £7m losses Big Box start up costs £20-£25m profit contribution £8m profit contribution Best Buy Mobile 2010 guidance 2009A

35 (57) TalkTalk/ Group operating free cash flow (182) (159) (86) (843) 770 935 (31) (89) (4) (76) (29) (107) 171 2009 £m 6% of revenue (180) Capex Neutral 21 Working capital - 102 TalkTalk/Group EBITDA - (843) (156) (618) (69) 140 (22) (17) (45) (68) 2008 £m Restated - Including 50% Best Buy Europe net debt - Closing underlying net debt - Other / Exceptionals Swiss Franc position closed Foreign exchange - Opening net debt - Net cash flow - Best Buy Europe Dividend in line earnings growth Dividends and shares 3% of debt/ no tax Interest and tax - Acquisitions 2010 £m Guidance CPW PLC Group cash flow and net debt

Exceptional items – Group share post tax 854 490 Exceptional credit cash inflow for year - (5) Final write-off of historical Investment Fund (61) (61) Foreign exchange movements in Swiss Franc (20) (35) Group divisionalisation and reorganisation costs 935 591 Part disposal of retail and distribution business Cash impact P&L impact £m No significant exceptional items for FY10 except demerger fees and potential Tiscali integration (dependant on timing)

Tiscali’s impact on Group’s financial guidance for 2010 Consideration of £236m payable on completion for 1.45m broadband and 0.3m non-broadband customers Tiscali ARPU guidance Broadband £20.5 - £21.5 per month Non-broadband £14 - £16 per month (voice and narrowband blend) £10 - 20m of ‘other revenue’ Tiscali EBITDA pre SAC 15% (pre synergies) c £10m of SAC (migration costs) Depreciation of £14 - 16m Cash flow Working capital Capex c £10m

Other matters Dividend Taxation SAC accounting policy effect FY09 Disclosures

Conclusion FY09 Results were in line with expectations All existing guidance for FY2010 year reiterated, including strong cash flow growth Demerger to be completed at the latest by July 2010

Q & A